UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 31, 2010

DEEP DOWN, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8827 W. Sam Houston Pkwy N. Suite 100, Houston, TX  77040
(Address of principal executive offices) (Zip Code)

(281) 517-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01 – Entry into a Material Definitive Agreement.

On December 31, 2010, Deep Down, Inc., a Nevada corporation (“Deep Down”) and Flotation Technologies, Inc., a Maine corporation and wholly owned subsidiary of Deep Down (“Flotation”), entered into a Contribution Agreement (the “Contribution Agreement”) by and among Deep Down, Flotation, Cuming Flotation Technologies, LLC, a Delaware limited liability company (“CFT”), and Flotation Investor, LLC, a Delaware limited liability company (“Holdings”), pursuant to which Flotation contributed all of its assets to CFT in exchange for common units of CFT and the assumption by CFT of all liabilities of Flotation (other than an intercompany corporate overhead payable from Flotation to Deep Down).  Pursuant to the Contribution Agreement, Deep Down contributed to CFT $1,400,000 and all of Deep Down’s rights and obligations under that certain Stock Purchase Agreement, dated May 3, 2010, as amended (the “SPA”), by and among Deep Down, Cuming Corporation, a Massachusetts corporation (“Cuming”), and the stockholders of Cuming, in exchange for such units.  Immediately following the transactions described above,  Deep Down and Flotation, in the aggregate, will hold 20% of the common units of CFT.  Concurrently with the closing of the transactions described above, CFT contributed the assets and liabilities it acquired from Flotation to Flotation Tech, LLC, a Delaware limited liability company and a wholly owned subsidiary of CFT.

On December 31, 2010, Deep Down entered into a Contract Assignment and Amendment Agreement (“Assignment and Amendment”) by and among Deep Down, CFT and Cuming, pursuant to which Deep Down assigned all of its rights and obligations under the SPA to CFT.  Concurrent with its entry into the Assignment and Amendment, Deep Down entered into a Securities Purchase Agreement, by and among Deep Down and Holdings (the “Securities Purchase Agreement”), pursuant to which Deep Down sold and issued to Holdings 20,000,000 shares of common stock of Deep Down for an aggregate purchase price of $1,400,000.  The Securities Purchase Agreement provides Holdings with registration rights for such 20,000,000 shares only in the event Deep Down fails to maintain current public filings.

On December 31, 2010, Deep Down entered into a First Amendment to Amended and Restated Credit Agreement (the “Credit Agreement”) with Whitney National Bank, a national banking association (“Whitney”), pursuant to which Whitney provided its consent concerning Deep Down’s and Flotation’s entering into the Contribution Agreement, Deep Down’s issuance of 20,000,000 shares to Holdings pursuant to the Securities Purchase Agreement, and Deep Down’s $1,400,000 cash contribution to CFT pursuant to the Contribution Agreement.

In connection with the consummation of the foregoing described transaction, on December 31, 2010, Deep Down and Flotation entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Cuming Flotation Technologies, LLC, a Delaware limited liability company (the “LLC”), by and among Deep Down, Flotation and Holdings, each as a member of the LLC, to provide for the respective rights and obligations of the members of the LLC.  Deep Down and Flotation collectively hold 20% of the common units of the LLC.  Holdings holds 80% of the common units and 100% of the preferred units, which are entitled to a preferred return until the holder thereof receives a full return of its initial capital contribution.  The preferred units have no voting rights.  Pursuant to the terms of the LLC Agreement, Deep Down and Flotec collectively have the right to appoint one director to the LLC’s board of directors and Holdings has the right to appoint the other four directors.  The LLC Agreement provides that, without the prior approval of Deep Down and Flotec, certain actions cannot be taken by the LLC, including:  increasing the number of members of the LLC’s board of directors; amending the LLC Agreement or the certificate of formation of the LLC in a manner that disproportionately adversely affects Deep Down or Flotec; engaging in activities other than the business of the LLC; declaring or paying dividends or distributions not in accordance with the LLC Agreement; repurchasing or redeeming LLC units; causing a material change in the nature of the LLC’s business; engaging in activity that disproportionately affects Deep Down or Flotec as holders of units of the LLC; liquidating, dissolving or effecting a recapitalization or reorganization of the LLC; prior to November 2, 2012, authorizing or issuing any equity securities or other securities with equity features or convertible into equity securities except with regard to incentive plans for management; making loans, advancements, guarantees, or investments except under certain circumstances; granting an exclusive license in all or substantially all of the intellectual property rights of the LLC; amending any provision of, or entering into a resolution of any dispute with the parties under, the SPA; entering into a transaction with an officer, director or other person who is an affiliate of the LLC; incurring any funded indebtedness other than for the purpose of retiring the LLC’s indebtedness to Holdings until such time that such indebtedness is fully repaid; or agreeing to or committing or causing any subsidiary to agree to or commit any of the above.

Contemporaneously with the consummation of the transaction, Deep Down entered into a Management Services Agreement, to be effective as of January 1, 2011, by and among Deep Down and the LLC (the “Management Services Agreement”), pursuant to which Deep Down will provide the LLC with the services of certain of its officers and management personnel.

The foregoing descriptions of the Contribution Agreement, Assignment and Amendment, Securities Purchase Agreement, Credit Agreement, LLC Agreement, and Management Services Agreement contained herein are not complete and are qualified in their entirety by reference to the full and complete terms of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

SECTION 2 – Financial Information

ITEM 2.01 – Completion of Acquisition or Disposition of Assets.

On December 31, 2010, Deep Down and Flotation entered into the Contribution Agreement, pursuant to which Flotation contributed all of its assets to CFT in exchange for common units of CFT and the assumption by CFT of all liabilities of Flotation (other than an intercompany corporate overhead payable from Flotation to Deep Down).  The description of the Contribution Agreement in Item 1.01 is incorporated by reference into this Item 2.01.

SECTION 3 – Financial Information

ITEM 3.02 – Unregistered Sales of Equity Securities.

On December 31, 2010, Deep Down issued 20,000,000 shares of common stock of Deep Down in a private placement to Holdings pursuant to the Securities Purchase Agreement as described above under Item 1.01, which description is incorporated by reference into this Item 3.02.  Deep Down relied upon the exemption set forth in Section 4(2) under the Securities Act of 1933, as amended, in connection with the private placement of these securities.

SECTION 7 – Regulation FD

ITEM 7.01 – Regulation FD Disclosure.

A copy of the press release announcing the transactions described in Items 1.01, 2.01 and 3.02 above and the text of the pre-recorded message available on Deep Down’s website as of January 5, 2011, referenced in such press release, are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 – Financial Statements and Exhibits.

(d)   Exhibits

10.1*	Contribution Agreement, dated December 31, 2010, by and among Deep Down, Inc., Flotation Technologies, Inc., Cuming Flotation Technologies, LLC and Flotation Investor, LLC.

10.2*	Contract Assignment and Amendment Agreement, dated December 31, 2010, by and among Deep Down, Inc., Cuming Flotation Technologies, LLC and Cuming Corporation.

10.3*	Securities Purchase Agreement, dated December 31, 2010, by and among Deep Down, Inc. and Flotation Investor, LLC.

10.4*	First Amendment to Amended and Restated Credit Agreement, dated December 31, 2010, by and among Deep Down, Inc. and Whitney National Bank, a national banking association.

10.5*	Amended and Restated Limited Liability Company Agreement of Cuming Flotation Technologies, LLC, dated December 31, 2010.

10.6*	Management Services Agreement, dated effective as of January 1, 2011, by and among Deep Down, Inc. and Cuming Flotation Technologies, LLC.

99.1*	Press Release, dated January 3, 2011.

99.2*	Text of Pre-recorded Message available on Deep Down, Inc.’s website as of January 5, 2011.

* Filed or furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEEP DOWN, INC.

Date: January 5, 2011	By:	/s/ Ronald E. Smith
Ronald E. Smith
President and Chief Executive Officer